                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the               ss. 240.14a-11(c) or
     Commission Only (as permitted              ss. 240.14a-12
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                        SILICON STORAGE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                        SILICON STORAGE TECHNOLOGY, INC.
                                1171 Sonora Court
                           Sunnyvale, California 94086

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2001

TO THE SHAREHOLDERS OF SILICON STORAGE TECHNOLOGY, INC.:

         Notice Is Hereby Given that the Annual Meeting of Shareholders of Silicon Storage Technology, Inc., a California corporation, will be held on Friday, June 22, 2001 at 2:00 p.m., local time, at our offices located at 1156 Sonora Court, Sunnyvale, California 94086 for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To approve our 1995 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 to 28,250,000 shares.

         3. To ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on May 11, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                           By Order of the Board of Directors


                                           /s/ JEFFREY L. GARON

                                           JEFFREY L. GARON
                                           Secretary

Sunnyvale, California
May 23, 2001

--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. SHARES MAY ALSO BE VOTED ON ELECTRONICALLY VIA THE INTERNET. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                        SILICON STORAGE TECHNOLOGY, INC.
                                1171 Sonora Court
                           Sunnyvale, California 94086

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  June 22, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Silicon Storage Technology, Inc., a California corporation, for use at the Annual Meeting of Shareholders to be held on Friday, June 22, 2001 at 2:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our offices located at 1156 Sonora Court, Sunnyvale, California 94086. We intend to mail this proxy statement, accompanying proxy card, and the 2000 Annual Report (which includes the Annual Report on Form 10-K) on or about May 23, 2001, to all shareholders entitled to vote at the Annual Meeting. If your shares are held in a bank or brokerage account, you may be eligible to vote your proxy electronically. Please refer to the enclosed voting form for instructions.

SOLICITATION

         We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees. No additional compensation will be paid to our directors, officers, or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of our Common Stock at the close of business on May 11, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 11, 2001 we had outstanding and entitled to vote 90,937,015 shares of Common Stock.

         Each holder of record of our Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five
(5) votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purposes in determining whether a matter is approved.

VOTING ELECTRONICALLY VIA THE INTERNET

         Shareholders may vote via the Internet. Specific instructions to be followed by any registered shareholder interested in voting via the Internet are set forth on our web site, www.ssti.com, under Investor/Financial Information. The Internet voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

         If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your Annual Report and Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services Online program. This program provides eligible shareholders to review a paper copy of the annual report and proxy statement the opportunity to vote via the Internet. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet information, please complete and return the paper proxy card in the self-addressed postage paid envelope provided.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive offices, 1171 Sonora Court, Sunnyvale, California 94086, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by us not later than Tuesday, January 23, 2002 in order to be included in the Proxy Statement and proxy relating to the Annual Meeting. Pursuant to our bylaws, shareholders who wish to bring matters or proposed nominees for director at the our 2002 Annual Meeting of Shareholders must provide specified information to us between January 23, 2002 and February 22, 2002. Shareholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice shareholder proposals and director nominations.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are five nominees for the five Board positions presently authorized in our bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently one of our directors, all five having been elected by the shareholders.

         Shares represented by the executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected to our Board of Directors. The names of the nominees and certain information about them are set forth below:

Name                                     Age                           Position
----                                     ---                           --------
Bing Yeh (1)(4)                          50        President, Chief Executive Officer and Director
Yaw Wen Hu                               51        Senior Vice President, Operations and Process
                                                       Development and Director
Tsuyoshi Taira (1)(2)(3)                 62        Director
Yasushi Chikagami (1)(2)(3)              62        Director
Ronald Chwang (1)(2)(3)                  52        Director

-------------------------------
(1) Member of Compensation Committee
(2) Member of Audit Committee
(3) Member of Stock Option Committee
(4) Sole Member of Non-Officer Stock Option Committee

         Bing Yeh, one of our co-founders, has served as our President and Chief Executive Officer and has been a member of our board of directors since our inception in 1989. Prior to that, Mr. Yeh served as a senior research and development manager of Xicor, Inc., a nonvolatile memory semiconductor company. From 1981 to 1984, Mr. Yeh held program manager and other positions at Honeywell Inc. From 1979 to 1981, Mr. Yeh was a senior development engineer of EEPROM technology of Intel Corporation. He was a Ph.D. candidate in Applied Physics and earned an Engineer degree at Stanford University. Mr. Yeh holds an M.S. and a B.S. in Physics from National Taiwan University. Mr. Yeh is also the Chairman of the West Coast Chapter of the Monte Jade Science & Technology Association for 2001.

         Yaw Wen Hu, Ph.D., joined us in 1993 as Vice President, Technology Development. In 1997, he was given the additional responsibility of wafer manufacturing and, in August 1999, he became Vice President, Operations and Process Development. In January 2000, he was promoted to Senior Vice President, Operations and Process Development. Dr. Hu has been a member of our board of directors since September 1995. From 1990 to 1993, Dr. Hu served as deputy general manager of technology development of Vitelic Taiwan Corporation. From 1988 to 1990, he served as FAB engineering manager of Integrated Device Technology, Inc. From 1985 to 1988, he was the director of technology development at Vitelic Corporation. From 1978 to 1985, he worked as a senior development engineer in Intel Corporation's Technology Development Group. Dr. Hu holds a B.S. in Physics from National Taiwan University and an M.S. in Computer Engineering and a Ph.D. in Applied Physics from Stanford University.

         Tsuyoshi Taira has been a member of our board of directors since July 1993. Mr. Taira served as president of Sanyo Semiconductor Corporation from 1986 to 1993. Mr. Taira was chairman of the Sanyo Semiconductor Corporation from 1993 to 1996. Mr. Taira left the Sanyo Semiconductor Corporation in August 1996. Mr. Taira currently owns and runs a marketing and management consulting company, Tazan International, Inc. Mr. Taira holds a B.S. from Tokyo Metropolitan University.

         Yasushi Chikagami has been a member of our board of directors since September 1995. Mr. Chikagami has been chairman of Arise, Inc. since 2000. From 1993 to 2000, he was Chairman of Keian Corporation. Mr. Chikagami has also served as director of GVC Corporation and Trident Microsystems, Inc. since 1993. Mr. Chikagami holds a B.S. in Agricultural Engineering from Taiwan University and a M.S. in engineering from University of Tokyo.

         Ronald Chwang, Ph.D., has been a member of our board of directors since June 1997. Since 1998, Mr. Chwang has been the President of Acer Technology Ventures Management LLC, a venture capital business unit of the Acer Group, a worldwide computer, component and semiconductor manufacturer. From 1992 to 1997, Mr. Chwang was president and chief executive officer of Acer America Corporation. Mr. Chwang has been with Acer since 1986, serving in various executive positions. Mr. Chwang has previously held development and management positions at Intel Corporation and Bell Northern Research. Mr. Chwang is a director of Ambit Microsystems Corp., Taiwan, a publicly held OEM/ODM supplier. Mr. Chwang also serves on the board of directors of several privately held companies. Mr. Chwang holds a B.S. in Electrical Engineering from McGill University and a Ph.D. in Electrical Engineering from the University of Southern California.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

         During the year ended December 31, 2000, the Board of Directors held seven regular meetings. Mr. Taira attended six of the regular meetings of the board of directors; Mr. Chikagami attended four regular meetings; and Messrs. Chwang, Hu and Yeh attended all seven regular meetings. Attendance was either in person or by telephonic conference. In addition, the Board of Directors acted by unanimous written consent twenty-six times during fiscal 2000. The Board has a Compensation Committee, Audit Committee, Stock Option Committee, and a Non-Officer Stock Option Committee.

         The Compensation Committee makes recommendations concerning the salaries and benefits of all our officers and reviews general policy relating to compensation and benefits of our employees, except for the issuance of stock options and other awards under our equity incentive plans. The Compensation Committee is composed of three non-employee directors: Messrs. Taira, Chikagami and Chwang, and one employee director, Mr. Yeh. The Compensation Committee met four times during fiscal 2000. Of these four meetings, Mr. Chikagami attended two meetings and Messrs. Chwang, Taira and Yeh attended all four meetings.

         The Audit Committee reviews our internal accounting procedures, reviews the services provided, and meets and consults with, our independent auditors. The Audit Committee is composed of three non-employee directors: Messrs. Taira, Chikagami, and Chwang. The Audit Committee met three times during fiscal 2000. Of these three meetings, Mr. Taira attended two meetings; Mr. Chikagami attended one meeting; and Mr. Chwang attended all three meetings. All members of our Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the NASD listing standards. The Audit Committee has adopted a written Audit Committee Charter that is attached to this Notice as Appendix A.

         The Stock Option Committee administers the issuance of stock options and other awards under our 1995 Equity Incentive Plan. The Stock Option Committee is composed of three non-employee directors: Messrs. Taira, Chikagami and Chwang. The Stock Option Committee met four times during fiscal 2000. Mr. Chikagami attended two meetings and Messrs. Taira and Chwang attended all four meetings.

         The Non-Officer Stock Option Committee administers the issuance of stock options consisting of not more than 36,000 shares per stock option grant under our 1995 Equity Incentive Plan to non-officer employees. The Non-Officer Stock Option Committee is composed of one employee director: Mr. Yeh, our President and Chief Executive Officer. The Non-Officer Stock Option Committee acted by unanimous written consent sixteen times during fiscal 2000.

                                   PROPOSAL 2

               APPROVAL OF 1995 EQUITY INCENTIVE PLAN, AS AMENDED

         In October 1995, the Board of Directors adopted, and the shareholders subsequently approved, our 1995 Equity Incentive Plan, or the Incentive Plan, as an amendment and restatement of our 1990 Stock Option Plan. As a result of a series of amendments, as of March 31, 2001 26,250,000 shares were reserved for issuance under the Incentive Plan. In April 2001, our Board amended the Incentive Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the Incentive Plan by 2,000,000 shares to 28,250,000 shares.

         As of March 31, 2001, options to purchase a total of approximately 10,066,000 (net of cancelled or expired options) shares were outstanding under the Incentive Plan. In addition, options to purchase 3,201,000 (plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) shares remained available for future grant under the Incentive Plan. During fiscal 2000, under the Incentive Plan, we granted to all current officers as a group, options to purchase 733,000 shares at exercise prices of $9.85 to $25.27 per share, and granted to all employees (excluding officers) as a group, options to purchase 3,134,000 shares at exercise prices of $9.85 to $29.44 per share.

         Shareholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. If the shareholders fail to approve this Proposal 2, options granted under the Incentive Plan after the Annual Meeting in excess of the existing authorized share reserve may not qualify as performance-based compensation and, in some circumstances, we may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Incentive Plan, as amended. For purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Incentive Plan are outlined below:

GENERAL

        The Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees, officers and employee directors. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

        The Incentive Plan was adopted to provide a means by which selected officers and employees of, and consultants to, us and our affiliates could be given an opportunity to receive our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success. All of our 445 employees as of March 31, 2001 and our consultants are eligible to participate in the Incentive Plan.

ADMINISTRATION

        The Incentive Plan is administered by our Board of Directors. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, what type of award will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Stock Option Committee as well as to the Board of Directors itself.

ELIGIBILITY

        Incentive stock options may be granted under the Incentive Plan only to our employees, including our officers and employees of our affiliates. Consultants and employees, including our officers, are eligible to receive awards other than incentive stock options under the Incentive Plan. Directors who are not salaried employees of, or consultants to, us or to any affiliate are not eligible to participate in the Incentive Plan.

        No option may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year, under all such plans of ours and our affiliates, may not exceed $100,000.

SHARES SUBJECT TO THE INCENTIVE PLAN

        Subject to shareholder approval of this proposal 2, an aggregate of 28,250,000 shares of our Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Incentive Plan.

TERMS OF OPTIONS

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment. The exercise price of incentive stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases, see the section entitled Eligibility above, may not be less than 110% of such fair market value..

        In the event of a decline in the value of our Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. We have provided that opportunity to employees in the past. To the extent required by Section 162(m), an option re-priced under the Incentive Plan is deemed to be cancelled and a new option granted. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

        The exercise price of options granted under the Incentive Plan must be paid either: (1) in cash at the time the option is exercised; (2) at the discretion of the Board, (a) by delivery of other shares of our Common Stock, or
(b) pursuant to a deferred payment arrangement; or (3) in any other form of legal consideration acceptable to the Board.

        Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 25% on the first anniversary of the grant and 1/48th per month (25% per year) thereafter during the optionee's employment or service as a consultant (hire-on grants and promotion grants) or monthly over a twelve month period (performance grants and stock replenishment grants). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised, and certain other events such as a change in our ownership may accelerate the vesting of options. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows us to repurchase shares not yet vested at their exercise price should the optionee leave our employ before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned shares of our stock or by a combination of these means.

        Term. The maximum term of options under the Incentive Plan is ten years, except that in certain cases, see the section above entitled "Eligibility", the maximum term is five years. Options under the Incentive Plan terminate three months after the optionee ceases to be an employee, director or consultant of ours or any of our affiliates, unless (1) the termination of employment as an employee, director or consultant is due to such person's permanent and total disability, as defined in the Code, in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (2) the optionee dies while an employee, director or consultant of ours or any of our affiliates, or within three months after termination of such employment as an employee, director, or consultant, in which case the option may, but need not, provide that it may be exercised, to the extent the option was exercisable at the time of the optionee's death, within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (3) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting or director relationship. The option term also may be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

        Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (1) in cash at the time of purchase; (2) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (3) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to us or for our benefit.

        Repurchase. Shares of Common Stock sold or awarded under the Incentive Plan may, but need not, be subject to a repurchase option in favor of us in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to us or one of our affiliates, we may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between us and such person.

STOCK APPRECIATION RIGHTS

        The Board may grant stock appreciation rights to employees or directors of, or consultants to us or our affiliates. The Incentive Plan authorizes three types of stock appreciation rights.

        Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash. Tandem stock appreciation rights tied to incentive stock options may be granted to employees only.

        Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash. Concurrent stock appreciation rights tied to incentive stock options may be granted to employees only.

        Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of Common Stock or a combination thereof.

ADJUSTMENT PROVISIONS

        If there is any change in the stock subject to the Incentive Plan or subject to any award granted under the Incentive Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        The Incentive Plan provides that, in the event of our dissolution or liquidation, a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to awards held by persons then performing services as employees, directors, or consultants, the time during which such awards may be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 12, 2009.

        The Board also may amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by our shareholders within twelve months before or after its adoption by the Board if the amendment would: (1) modify the requirements as to eligibility for participation, to the extent such modification requires shareholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Securities Exchange Act of 1934; (2) increase the number of shares reserved for issuance upon exercise of options; or (3) change any other provision of the Incentive Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

        Under the Incentive Plan, an incentive stock option may not be transferred by the optionee other than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option or an independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In any case, an optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the methods applicable to the underlying option. In addition, any shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionee or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may subject the optionee to an alternative minimum tax liability.

        If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, a "disqualifying disposition", at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (1) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time the stock was held. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act.

        To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionee or to us by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Securities Exchange Act.

        Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

        Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock. Such gain or loss will be long-term or short-term depending on the length of time that the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who are subject to Section 16(b) of the Securities Exchange Act.

        Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares, or cash in lieu of shares, received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

        Potential Limitation on Company Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to a covered employees in a taxable year to the extent that non-performance-based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period;
(2) the per-employee limitation is approved by the shareholders; (3) the award is granted by a compensation committee comprised solely of "outside directors"; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Restricted stock and stock bonuses qualify as performance-based compensation under these Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of "outside directors"; (2) the award is granted, or exercisable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the granting, or exercisability, of the award that the performance goal has been satisfied; and (4) prior to the granting, or exercisability, of the award, shareholders have approved the material terms of the award including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal.

                                   PROPOSAL 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants is not required by our bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in our best interests and our shareholders.

PricewaterhouseCoopers LLP fees for the fiscal year ended December 31, 2000 are as follows:

Audit Fees: Aggregate fees from by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000, for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q were approximately $266,000 of which $209,000 had been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees: During 2000 we did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation.

All Other Fees: Aggregate fees for all other professional services rendered by PricewaterhouseCoopers LLP were approximately $621,000 for the fiscal year ending December 31, 2000. These services primarily included assistance with registration statements, accounting technical advice, income and other tax consulting and acquisition due diligence.

         The Audit Committee has determined the rendering of other professional services by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker now votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of our Common Stock as of March 31, 2001 by:

o        each of the officers listed in the "Summary Compensation Table;"

o        each director; and

o        all of our officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2001. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Percentage of ownership is based on 90,859,577 shares of Common Stock outstanding on March 31, 2001. Unless otherwise indicated, the address of each of the individuals named below is: c/o Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

                                                                 Beneficial Ownership
                                         --------------------------------------------------------------------------
                                           Shares Issuable Pursuant to    Number of Shares (Including
                                            Options Exercisable Within            Number Shown         Percentage
Name                                        60 Days of March 31, 2001           in First Column)        of Total
----                                        -------------------------           ----------------        --------

Bing Yeh (1).........................                310,000                      11,290,000             12.4%
Yaw Wen Hu (2).......................                459,618                       1,020,608              1.1%
Michael Briner (3)...................                246,000                         618,795                 *
Derek Best...........................                 38,750                         163,500                 *
Paul Lui (4).........................                 42,000                         366,767                 *
Tsuyoshi Taira.......................                104,656                         154,656                 *
Yasushi Chikagami....................                 31,587                         124,656                 *
Ronald Chwang........................                 27,498                         135,742                 *
All officers and directors
   as a group (10 persons)...........              1,857,158                      14,801,615             16.0%

-----------------------------------
* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1) Includes (1) 3,450,000 shares held by the Yeh Family Trust U/D/T dated August 14, 1995, of which Mr. Yeh and his wife are trustees, and (2) 7,440,000 shares held by the Yeh 1995 Children's Trust U/T/A dated July 31, 1995 of which Su-Wen Y. Liu and Yeon-Hong Chan are trustees. Mr. Yeh disclaims beneficial ownership of the shares held by the children's trust. Also includes 90,000 shares purchased under an IRA account in the name of Bing Yeh.

(2)  Includes 15,000 shares held by each of Mr. Hu's two minor children.

(3) Includes 24,000 shares held by Tammy Briner, custodian of Jeffrey Daniel Briner (UCAUTMA).

(4) Includes 100,710 shares held by LTC Enterprise, Inc., a California corporation. Mr. Lui is the president and chief executive officer, and a shareholder, of LTC Enterprise, Inc. and disclaims beneficial ownership of the shares held by LTC Enterprise, Inc. except to the extent of his proportional interest therein.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(A)

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Paul Lui our Vice President, Special Product Group, filed an amended Form 3 to reflect an additional 193,710 shares of Common Stock held by LTC Enterprise, Inc.

                          REPORT OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS (1)

          The Audit Committee oversees SST's financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of SST's accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with SST's management.

          The Audit Committee met with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and reviewed and discussed the audited financial statements and other issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with the independent auditors their independence from management and SST, including the matters in the written disclosures required by Independence Standards Board Standard and considered the compatibility of any non-audit services with the auditors' independence.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as SST's independent auditors for the year ending December 31, 2001.

                                 Audit Committee

                                  Ronald Chwang
                                 Tsuyoshi Taira
                                Yasushi Chikagami

(1) Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

                                  COMPENSATION

 COMPENSATION OF DIRECTORS

         Our directors do not currently receive any cash compensation from us for their service as members of our Board of Directors, although they are reimbursed for certain travel-related expenses in connection with attendance at Board and committee meetings in accordance with our policy.

         Each of our non-employee directors receives stock option grants under the 1995 Non-Employee Directors' Stock Option Plan, or the Directors Plan. Only non-employee directors are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by us not to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended.

         Option grants under the Directors' Plan are non-discretionary. Pursuant to the terms of the Directors' Plan, each director who was serving on the date of our initial public offering was granted on such date an option to purchase 72,000 split-adjusted shares of our Common Stock. In addition, each non-employee director subsequently elected to the Board was automatically granted an option to purchase 72,000 split-adjusted shares of our Common Stock, until the Directors' Plan was amended in April 1999, at which time the amount of the initial grant upon election to the Board of Directors was changed to an option to purchase 45,000 split-adjusted shares of our Common Stock. Each year, non-employee directors who have served as directors for the prior year are granted an option to purchase 18,000 split-adjusted shares of our Common Stock. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted prior to April 1999 vest ratably over four years from the date of grant. Options granted after April 1999 are fully vested and exercisable upon the date of grant. The term of options granted under the Directors' Plan is ten years. In the event of our merger with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction, the vesting of options issued prior to April 1999 will accelerate and the option will terminate if not exercised prior to the consummation of the transaction. At December 31, 2000, options, net of canceled or expired options, covering an aggregate of 453,000 shares had been granted under the Directors' Plan and 147,000 shares of our Common Stock remained available for grant under the Directors' Plan.

         During 2000, we granted options under the Directors' Plan covering 18,000 shares to each of Messrs. Taira, Chikagami, and Chwang at an exercise price of $28.35 per share based on the closing sales price reported in the Nasdaq National Market on the date of grant. As of December 31, 2000, 266,000 options had been exercised under the Directors' Plan at a weighted average exercise price of $2.51 per share, and 148,000 options were exercisable at a weighted-average exercise price of $12.11 per share.

COMPENSATION OF OFFICERS

                             Summary of Compensation

         The following table shows for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, compensation awarded or paid to, or earned by our Chief Executive Officer and our four other most highly compensated officers at December 31, 2000. Amounts under the column "All Other Compensation" include matching contributions to 401(k) plans, patent awards, and amounts paid by us on behalf of the officers for supplemental life insurance.

                           Summary Compensation Table

                                                                                           Long Term
                                                          Annual Compensation         Compensation Awards
                                                       ---------------------------   ---------------------
                                                                                     Securities Underlying      All Other
      Name and Principal Position          Year        Salary        Bonus               Stock Options        Compensation
--------------------------------------------------------------------------------------------------------------------------
Bing Yeh.............................      2000     $  330,000     $   75,242         300,000                  $   1,973
   President and Chief Executive           1999     $  232,199     $      101          90,000                  $      86
   Officer                                 1998     $  221,905            -             -----                  $     600

Yaw Wen Hu...........................      2000     $  242,833     $   56,818         147,321                  $   1,668
   Senior Vice President, Operations       1999     $  177,760     $      101          98,406                  $      86
   and Process Development                 1998     $  149,297            -            45,786                        -

Michael Briner.......................      2000     $  224,986      $  40,458          48,842                  $   1,973
   Senior Vice President, Application      1999     $  201,774      $     101          30,000                  $     420
   Specific Product Group                  1998     $  187,739            -               -                            -

Derek Best...........................      2000     $  213,797      $  38,843         109,437                  $     973
   Senior Vice President, Sales and        1999     $  170,154      $     101          66,984                  $      86
   Marketing                               1998     $  162,097            -            79,449                  $   2,960

Paul Lui (1).........................      2000     $  184,000      $  32,187          30,000                  $   2,150
   Vice President, Special Product         1999     $  106,667      $     101         180,000                  $     661
   Group                                   1998            -              -               -                          -

--------------------
(1)  Mr. Lui joined us in June 1999


                        STOCK OPTION GRANTS AND EXERCISES

         The following tables show for the fiscal year ended December 31, 2000, information regarding options granted to, exercised by, and held at year end by the officers listed in the "Summary Compensation Table" above.

                            2000 Stock Option Grants

         The exercise price of each option was equal to the fair market value of our Common Stock on the date of grant. Mr. Yeh's option was equal to 110% of the fair market value of our Common Stock on the date of grant. The exercise price may be paid in cash, in shares of our Common Stock valued at fair value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

         The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

- multiplying the number of shares of Common Stock subject to a given option by the exercise price per share;

- assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

-        subtracting from that result the aggregate option exercise price.

         The shares listed in the following table under "Number of Securities Underlying Option Granted" are subject to vesting. Certain of the stock options listed in the table vest over a five-year period, 20% after one year and 1.667% per month thereafter. Each of the options has a ten-year term, except for Mr. Yeh's option which has a five-year term, subject to earlier termination if the optionee's service with us ceases. Under certain circumstances following a change of control, the vesting of such option grants may accelerate and become immediately exercisable.

         In January 2000, Mr. Yeh was awarded a stock option grant for 300,000 shares of Common Stock with an exercise price of $10.84 and Messrs. Hu, Briner, Best and Lui were each awarded a stock option grant for 30,000 shares of Common Stock with an exercise price of $9.85. Pursuant to the terms of the option grants, as our revenues for fiscal 2000 were in excess of $400 million, all of the shares subject to these grants vested and became exercisable on January 1, 2001.

         Percentages shown under "Percent of Total Options Granted in 2000" are based on 3,921,000 options granted to our employees and directors during 2000.

                                Individual Grants

                                                                                               Potential Realizable Value
                        Number of                                                              at Assumed Annual Rates of
                       Securities           Percent of                                          Stock Price Appreciation
                       Underlying        Total Options                                              for Option Term
      Name          Options Granted     Granted in 2000    Exercise Price    Expiration Date      5%             10%
      ----          ---------------     ---------------    --------------    ---------------      --             ---
Bing Yeh........        300,000              7.65%            $10.84             1/6/05         $519,412      $1,507,057
Yaw Wen Hu......        120,000              3.06%            $ 9.85             1/6/10         $743,353      $1,883,804
                         27,321              0.70%            $ 18.60            8/2/10         $319,586      $  809,893
Michael Briner..         30,000              0.77%            $  8.85            1/6/10         $185,838      $  470,951
                         18,842              0.48%            $ 18.60            8/2/10         $220,403      $  558,545
Derek Best......         30,000              0.77%            $  9.85            1/6/10         $185,838      $  470,951
                         54,000              1.38%            $ 25.27            6/29/10        $858,177      $2,174,789
                         25,437              0.65%            $ 18.60            8/2/10         $297,548      $  754,045
Paul Lui........         30,000              0.77%            $  9.85            1/6/10         $185,838      $  470,951

                          Aggregate Option Exercises in
                      2000 and 2000 Year-End Option Values

         Amounts shown under the column "Value Realized" are based on the closing sales price of our Common Stock on the date of exercise as reported on the Nasdaq National Market less the exercise price. Amounts shown under the column "Value of Unexercised In-the-Money Options at December 31, 2000" are based on the closing price of our Common Stock ($11.81) on December 29, 2000 (the last business day of 2000), as reported on the Nasdaq National Market, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares.

                                                         Number of Securities Underlying       Value of Unexercised
                                                             Unexercised Options at           In-The-Money Options at
                     Shares Acquired                             December 31, 2000                December 31, 2000
       Name            on Exercise     Value Realized      Exercisable / Unexercisable      Exercisable / Unexercisable
       ----            -----------     --------------      ---------------------------      ---------------------------
Bing Yeh.........         60,000         $   525,000             6,875 / 323,125                 $73,652 / $539,638
Yaw Wen Hu.......        220,000         $ 5,730,000           493,004 / 241,329              $5,643,690 / $1,131,048
Michael Briner...           -                      -           340,800 / 242,042              $3,672,638 / $2,140,234
Derek Best.......        112,500         $ 1,188,638            48,125 / 230,245                $519,069 / $1,317,055
Paul Lui.........         39,000         $ 1,102,530            18,000 / 153,000                $184,914 / $1,322,469


                             Employee Benefit Plans
Employee Stock Purchase Plan

         In October 1995, we adopted the 1995 Employee Stock Purchase Plan covering an aggregate of 2,550,000 shares of our Common Stock. The Purchase Plan was amended in April 1999 to increase the number of shares reserved for issuance under the Purchase Plan to 3,600,000 shares. As of March 31, 2001, approximately 1,608,000 shares remained available for issuance under the Purchase Plan. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Under the Purchase Plan, the Board may authorize participation by eligible employees, including officers, in periodic offerings following the adoption of the Purchase Plan. The offering period for any offering will be no more than 27 months.

         Employees are eligible to participate if they are employed by us, or one of our affiliates designated by the Board, for at least 20 hours per week and are employed by us, or one of our affiliates designated by the Board, for at least five months per calendar year. Employees who participate in an offering can have up to 10% of their earnings withheld pursuant to the Purchase Plan. The amount withheld will then be used to purchase shares of our Common Stock on specified dates determined by the Board. The price of our Common Stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or on the specified purchase date. Employees may end their participation in the offering at any time during the offering period. Participation ends automatically on termination of employment.

         In the event of a merger, reorganization, or consolidation or liquidation in which we are not the surviving corporation, the Board has discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation. Alternatively, the Board may shorten the offering period and provide for all sums collected by payroll deductions to be applied to the purchase of Common Stock immediately prior to such merger or other transaction. The Purchase Plan will terminate at the Board's direction. The Board has the authority to amend or terminate the Purchase Plan subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock.

                      REPORT OF THE COMPENSATION COMMITTEE
                  OF THE BOARD OF DIRECTORS ON COMPENSATION (1)

        Our officer compensation program is administered by the Compensation Committee of the Board of Directors which is composed of Messrs. Taira, Chikagami, and Chwang, each a non-employee director of SST and Bing Yeh, our President and Chief Executive Officer; and the Stock Option Committee which consists of Messrs. Taira, Chikagami, and Chwang.

        Our officer compensation program is designed to retain and reward officers who are responsible for leading us in achieving its business objectives. The salary compensation of the Chief Executive Officer is established by the non-employee members of the Compensation Committee, Messrs. Taira, Chikagami, and Chwang. This report is submitted by the Compensation Committee and the Stock Option Committee and addresses our compensation policies for the fiscal year ended December 31, 2000 as they affect Bing Yeh, in his capacity as our President and Chief Executive Officer, and our other officers.

COMPENSATION PHILOSOPHY

        The objectives of our compensation program are to (1) align compensation with our business objectives and individual performance, (2) motivate and reward high levels of performance, (3) recognize and reward the achievement of team and individual goals, and (4) enable us to attract, retain and reward officers who contribute to our long-term success.

        Our officer compensation philosophy is to tie a significant portion of our compensation to our performance and attainment of team and individual goals and objectives by our officers and is based on the following:

         -- The Committee regularly compares our officer compensation practices with those of other companies in the semiconductor industry and other technology-related industries and sets our compensation guidelines based on this review. Our base annual salaries for our officers are generally in the low to mid-range of those paid to officers of companies with comparable revenue targets in high technology industries. The Compensation Committee and the Stock Option Committee seek, however, to provide our officers with opportunities for higher compensation through profit sharing and stock options which, when we are profitable, places total compensation in the mid to upper-range of comparable companies.

         -- The Committee believes that an officer compensation program that ties profit sharing awards to performance and achievement of our stated goals serves both as an influential motivator to its officers and as an effective instrument for aligning their interests with those of our shareholders.

         -- The Committee also believes that a substantial portion of the compensation of our officers should be linked to the success of our stock in the marketplace. The linkage is achieved through our stock option program, which also serves to more fully align the interests of management with those of our shareholders.

(1) Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

IMPLEMENTATION OF COMPENSATION PROGRAM

         Annual compensation for our officers consists of three principal elements -- salary, profit sharing and stock options.

         The Compensation Committee sets the base annual salary and levels of compensation for officers by reviewing compensation for comparable positions in the market and the historical compensation levels of our officers. Currently, the base annual salaries of our officers are at levels which the Compensation Committee believes are generally in the low to mid-range of those of officers of companies with which we compare ourselves. The Compensation Committee members participate in the deliberations of the annual salaries for all officers other than for compensation for Mr. Yeh. The non-employee members of the Compensation Committee deliberate upon and set Mr. Yeh's annual salary. Increases in annual salaries are based on a review and evaluation of officer salary levels and the demonstrated capabilities of the officers in managing the key aspects of a fabless semiconductor company, including (1) corporate partnering, patent strategy and technology collaborations, (2) research and development, (3) market development and market penetration, (4) financial matters, including attracting capital and financial planning, and (5) human resources.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER IN FISCAL 2000

         As discussed below, Mr. Yeh is eligible to participate in the same officer compensation plans available to the other our officers. The non-employee members of the Compensation Committee set Mr. Yeh's total annual compensation, including compensation derived from our profit sharing program, at a level it believes is appropriate in comparison with other chief executive officers at mid-sized companies in technology-related industries with comparable revenue targets.

         Mr. Yeh earned $330,000 in 2000 as base salary. Effective January 1, 2001, his salary was increased to $392,700 annually. In determining Mr. Yeh's salary, the non-employee members of the Compensation Committee reviewed various factors, including Mr. Yeh's contributions with respect to our increase in product shipments and overall profitability during the year, the introduction of new products, the advancement of market development and diversification of market penetration, the continued development of corporate partnership strategy, and the refinement of overall strategic direction. During 2000 Mr. Yeh was also paid profit sharing of $75,242. Profit sharing is calculated and based on a pre-determined formula that is applied to our employees as described below.

PROFIT SHARING

         During 2000, profit sharing was calculated for all employees, including officers but excluding employees in the sales department, twice using two pre-determined profit sharing-based formulas. The first formula allocates 10% of our operating profit to a profit sharing pool provided that we have met our twin profitability goals of both pre-tax profits and operating profits in excess of 10% of sales. If pre-tax profits or operating profits are less than 10% of sales, no allocation is made to profit sharing. The second formula apportions some of the profit sharing pool, if any, to each employee based on the employee's length of employment, level of performance and base salary. No bonus is paid to an employee who has worked for us for less than six months. Level of performance is a numerical value assigned in performance reviews independently of the profit sharing program. We currently calculate bonuses based on our financial performance in the periods January 1 through June 30 and July 1 through December 31. During 2000, a separate bonus plan was used for employees in the sales department which is based on performance to pre-determined sales quotas and product design wins which generate minimum revenue thresholds. The Vice President of Worldwide Sales & Marketing and the Vice President of North American Sales participate in our overall profit sharing plan but not in the sales bonus plan.

         As we achieved the profitability requirements of the profit sharing plan for both halves during 2000, all employees eligible for profit sharing received awards under this plan. Amounts related to profits earned during the period January 1, 2000 through June 30, 2000 were paid out on July 28, 2000 and amounts related to profits earned during the period July 1, 2000 through December 31, 2000 were paid out on February 9, 2001.

STOCK AWARDS

         Total compensation at the officer level also includes long-term incentives offered by stock awards under the Incentive Plan. Stock awards are designed to align the long-term interests of our employees with those of our shareholders and to assist in the retention of employees. The size of an individual stock award is generally intended to reflect the employee's position with us and his or her importance, past and future anticipated contributions to our business, and how many years of future service for which the employee has non-vested options. It has been our practice to fix the exercise price of stock option grants at 100% of the fair market value per share on the date of grant. Options are generally subject to vesting over a four or five year period to encourage key employees to continue in our employ.

         The Stock Option Committee administers the Incentive Plan for our officers. The Board has delegated to the Non-Officers Stock Option Committee the administration of the Incentive Plan for all of our other employees for option grants of not more than 36,000 shares per option grant. In January 1997, a stock replenishment program was approved by the Board of Directors whereby options may be granted on a smaller and more frequent basis to both our officers and employees in order to ensure that each eligible employee possesses non-vested options for four years of future service. We intend to grant options to our officers on a routine basis as part of this stock replenishment program.

         In addition, compensation at the officer level includes short-term incentives offered through stock option grants that may vest from one year to five years from the date of grant and may have performance targets attached which may accelerate the vesting of these options. Such stock option grants are designed to provide short-term incentives to accomplish such strategic initiatives as the completion of product development, the successful introduction of new products into the marketplace, and the reduction of manufacturing and other costs needed to achieve our goals. The size of individual stock option grants is intended to reflect the employee's position and anticipated contribution to our business. It has been our practice to fix the exercise price of stock option grants at 100% of the fair market value per share on the date of grant. As required under our Equity Incentive Plan, the exercise price of stock option grants for officers who own more than 10% of the shares of our outstanding stock is set at 110% of the fair market value on the date of grant.

         In January 2000, Mr. Yeh was awarded a stock option grant for 300,000 shares of Common Stock with an exercise price of $10.84 and Messrs. Hu, Briner, Best and Lui were each awarded a stock option grant for 30,000 shares of Common Stock with an exercise price of $9.85. Pursuant to the terms of the option grants, as our revenues for fiscal 2000 were in excess of $400 million, all of the shares subject to these grants vested and became exercisable on January 1, 2001.

FEDERAL TAX CONSIDERATIONS

         Section 162(m) of the Code limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

         The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to our officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and Treasury regulations.

                             Compensation Committee

                                    Bing Yeh
                                 Tsuyoshi Taira
                                Yasushi Chikagami
                                  Ronald Chwang

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Compensation Committee of the Board of Directors is composed of the following persons: Bing Yeh, Tsuyoshi Taira, Yasushi Chikagami, and Ronald Chwang.

         No current member of the Compensation Committee, other than Mr. Yeh, is an officer or employee of SST, and none of our officers serves as a member of a compensation committee of any entity that has one or more officers serving as a member of our Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON

         The following chart shows the total shareholder return of an investment of $100 in cash on December 31, 1995 for:

         o    our Common Stock,
         o    the Nasdaq Stock Market (U.S.) Index, and
         o    the JP Morgan H&Q Semiconductors Index.

         All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 1996, 1997, 1998, 1999 and 2000. We have never paid a cash dividend.

                              [LINE GRAPH OMITTED]


                       Plot Points for Omitted Line Graph

                                Cumulative Total

                                        12/95   12/96   12/97   12/98   12/99   12/00
                                      -------------------------------------------------
Silicon Storage Technology, Inc.       100.00    36.79   23.58   18.40  311.32  267.49

NASDAQ Stock Market (U.S.)             100.00   123.03  150.68  212.47  394.84  237.36

JP Morgan H & Q                        100.00   129.51  136.59  191.72  478.47  399.14

         This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation of language in any such filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Chwang is the President of Acer Technology Ventures Management LLC, a venture capital business unit of the Acer Group, a worldwide computer, component and semiconductor manufacturer. Several related entities, including Acer Inc., are our customers. In 1998, 1999 and 2000, the combined Acer entities accounted for 7% ($5.1 million), 6% ($7.9 million) and 5% ($22.5 million), respectively, of our net revenues.

         Mr. Chikagami is a member of the Board of Directors of Ocean Automation Ltd., one of our customers. During 1999 and 2000 Ocean accounted for 0.4% ($541,000) and 0.3% ($1,441,000) of net revenues, respectively.

         In January 1999, we loaned $75,000 to Derek Best, our Senior Vice President, Sales and Marketing. Under the terms of the promissory note, the loan will be repaid over a three year period with interest-only payments made for the first 18 months of the loan, followed by interest and principal payments for the next 18 months and ending with a balloon payment of approximately $36,000. The note is unsecured and bears an interest rate of 5.1%, the LIBOR rate in effect as of the date that the note was signed. All payments on this note were made timely. In March 2001, we loaned an additional $220,000 to Mr. Best. The first note was cancelled and the remaining amount due of $58,063.95 was incorporated into a new note of $278,063.95. This note is a simple interest loan, where interest-only payments of $1,969.62 will be paid monthly for 12 months and a balloon payment for the total amount due is to be paid on March 30, 2002. The note is unsecured and bears an interest rate of 8.5%.

         We have entered into indemnity agreements with our executive officers and directors which provide, among other things, that we will indemnify these persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or agent, and otherwise to the full extent permitted under California law and our bylaws.

         As a matter of policy, all transactions between us and any of our officers, directors or principal shareholders will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be in connection with our bona fide business purposes.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors


                                       /s/ JEFFREY L. GARON

                                       JEFFREY L. GARON
                                       Secretary


May 23, 2001


Our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

                                   Appendix A


                   Board of Directors Audit Committee Charter

      Purpose:

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Silicon Storage Technology, Inc. ("SST"), serves as the representative of the Board for general oversight of SST's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and SST's Standards of Business Conduct.

      Membership:

         The Committee shall consist of at least three directors, each of who is independent and financially literate and one of who has accounting or related financial management expertise, in accordance with the requirements of the Nasdaq National Market.

      Meeting and Procedures:

         The Committee shall convene from time to time as determined by the Committee and as necessary to consider all matters properly brought before it. Through its activities, the Committee facilitates open communication among directors, independent accountants, and management by meeting in private session regularly with these parties. The Committee shall be given full access to SST's Board Chairman, executives and independent accountants. The operation of the Committee shall be subject to the Bylaws of SST as in effect from time to time and the California Corporations Code.

    Roles and Responsibilities:

         The Committee shall:

         1. Review and reassess at least annually the adequacy of this charter and submit the charter for approval of the full board.

         2. Recommend annually to the Board the firm of certified public accountants to be employed by SST as its independent accountants for the ensuing year, which firm is ultimately responsible to the Committee and the Board, as representatives of SST's stockholders.

         3. Evaluate, together with the Board, the performance of the independent accountants and, if so determined by the Committee, recommend that the Board replace the independent accountants.

         4. Annually review and approve the scope of the fiscal year's independent audit and the audit fee.

         5. Review and discuss with the independent accountants their annual written statement delineating all relationships of services between the independent accountants and SST, or any other relationships or services that may impact their objectivity and independence, as well as recommend that the Board take appropriate action in response to the report to satisfy itself of such accountants' independence.

         6. Review SST's audited annual financial statements and the independent accountant's opinion thereon. In such review, the Committee shall confer with SST's independent accountants and management to consider the following:

              a) Changes in accounting principles or application thereof, significant judgment areas, and significant and complex transactions.

              b) The results of the independent accountants' audit for the year, including review and consideration with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61, as amended from time to time.

              c) The effectiveness and adequacy of SST's internal auditing procedures and the effectiveness and adequacy of financial controls.

         7. Review, upon completion of SST's annual audit, the financial statements to be included in SST's Annual Report on Form 10-K.

         8. Review with management and the independent accountants, either telephonically or in person, the interim financial statements and results of the independent accountants' review, including review and consideration with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61, as amended from time to time. This review will occur prior to SST's filing of the Form 10-Q. The Chair of the Committee may represent the entire Committee for purposes of this review.

         9. Review with management compliance with the laws, regulations and Standards of Business Conduct and inquire of the independent accountants whether during the performance of the audit any noncompliance with the laws, regulations and Standards of Business Conduct came to their attention.

         10. Provide recommendations, certifications and reports that may be required by the NASDAQ or the Securities and Exchange Commission.

         11. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants and others to assist it in the conduct of any investigation.

         12. Consider such other matters regarding SST's financial affairs, its control environment, and the internal and independent audits of SST as the Committee, in its discretion, may determine to be advisable.

                        SILICON STORAGE TECHNOLOGY, INC.

                           1995 EQUITY INCENTIVE PLAN

                           Adopted on October 3, 1995

                   Approved by the Stockholders November 1995

                 Amended by the Board of Directors June 1998 and

                     Approved by the Shareholders July 1998

                Amended by the Board of Directors April 1999 and

                     Approved by the Shareholders July 1999

                Amended by the Board of Directors April 2000 and

                     Approved by the Shareholders June 2000

                  Amended by the Board of Directors April 2001


                                  INTRODUCTION

         This Silicon Storage Technology, Inc. 1995 Equity Incentive Plan is an amendment and restatement of the Silicon Storage Technology, Inc. 1990 Stock Option Plan as amended June 1998 and April 1999. Shares reserved for issuance under the 1990 Stock Option Plan shall hereafter be reserved for issuance, and issued, under the terms of this 1995 Equity Incentive Plan, as amended and restated in the form below.

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "Company" means Silicon Storage Technology, Inc., a California corporation.

         (f) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (i) "Director" means a member of the Board.

         (j) "Disinterested Person" means a Director: who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or
(ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (k) "Employee" means any person employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

             (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "Option" means a stock option granted pursuant to the Plan.

         (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (t) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

         (u) "Plan" means this Silicon Storage Technology, Inc. 1995 Equity Incentive Plan.

         (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (w) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (x) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (y) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (z) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

             (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (3) To amend the Plan or a Stock Award as provided in Section 14.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

         (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate twenty eight million two hundred fifty thousand (28,250,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees or Consultants.

         (b) A Director may be eligible for benefits of the Plan only if such Director is also an Employee at the time of the grant.

         (c) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director:
(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(c) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

         (d) No person shall be eligible for the grant of an Option or an award to purchase restricted stock if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

         (j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

             (1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

             (2) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

             (3) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.      MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for Stock Awards under the Plan;

             (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2009, which shall be within ten (10) years from the date the amended Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

PROXY                    SILICON STORAGE TECHNOLOGY, INC.                  PROXY
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2001

The undersigned hereby appoints Bing Yeh and Jeffrey L. Garon, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Silicon Storage Technology, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Silicon Storage Technology, Inc. to be held at the offices of the Company at 1156 Sonora Court, Sunnyvale, California 94086 on Friday, June 22, 2001 at 2:00 p.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                (Continued, and to be signed on the other side)

                        Please date, sign and mail your

                      proxy card back as soon as possible!



                         Annual Meeting of Shareholders

                        SILICON STORAGE TECHNOLOGY, INC.


                                 June 22, 2001





                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A   / X /  Please mark your
           votes as indicated
           in this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2 AND 3.

                           WITHHOLD
                    FOR    FOR ALL
1.  To elect                                Nominees:   Bing Yeh
    directors to    / /      / /                        Yaw Wen Hu
    serve for the                                       Tsuyoshi Taira
    ensuing year and until their                        Yasushi Chikagami
    successors are elected.                             Ronald Chwang

To withhold authority to vote for any
nominee(s), write such nominee(s)' name
in the space provided below.

---------------------------------------

                                                     FOR     AGAINST   ABSTAIN
2.  To approve the Company's 1995 Equity
    Incentive Plan, as amended, to increase
    the aggregate number of shares of Common         / /       / /       / /
    Stock authorized for issuance under such plan by 2,000,000 to 28,250,000 shares.

3.  To ratify the selection of
    PricewaterhouseCoopers LLP as our                / /      / /       / /
    independent accountants for the fiscal
    year ending December 31, 2001.

4.  To transact such other business as may
    properly come before the meeting or any
    adjournment or postponement thereof.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2 and 3 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature:                                 Dated:             , 2001
          --------------------------------       -------------

Signature, if jointly held                                Dated:          , 2001
                           ------------------------------        ---------

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.